As filed with the U.S. Securities and Exchange Commission on April 24, 2023
Registration Nos. 333-103193
811-03713

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
Registration Statement Under the Securities Act of 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and
Registration Statement Under the Investment Company Act of 1940
Amendment No. 76	☒
(Check appropriate box or boxes)

New England Variable Life Separate Account
(Exact Name of Registrant)
New England Life Insurance Company
(Name of Depositor)
125 High Street, Suite 732
Boston, Massachusetts 02110
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number: (980) 365-7100
New England Life Insurance Company
c/o C T Corporation System
155 Federal Street, Suite 700
Boston, Massachusetts 02110
(617) 757-6400
(Name and Address of Agent for Service)
Copy to:
W. Thomas Conner
Carlton Fields
1025 Thomas Jefferson St., NW
Suite 400 West
Washington, DC 20007-5208

Approximate Date of Public Offering: On May 1, 2023 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2023 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ZENITH FLEXIBLE LIFE 2001
Flexible Premium Adjustable
Variable Life Insurance Policies
Issued by
New England Variable Life Separate Account of
New England Life Insurance Company
125 High Street, Suite 732
Boston, Massachusetts 02110
(800) 388-4000
May 1, 2023
This prospectus describes individual flexible premium adjustable variable life insurance policies (the “Policies”) issued by New England Life Insurance Company (“NELICO”). The Policies are no longer available for sale.
You allocate net premiums among the investment Sub-Accounts of NELICO’s Variable Life Separate Account (the “Variable Account”). Each Sub-Account of the Variable Account invests in shares of an underlying Eligible Fund.
You may also allocate net premiums to our Fixed Account (not available in NJ). Special limits may apply to transfers to and from the Fixed Account.
We do not guarantee how any of the Sub-Accounts or Eligible Funds will perform. The Policies and the Eligible Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The Securities and Exchange Commission has not approved or disapproved these Policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

PAGE
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND NET CASH VALUES	B-1
APPENDIX C: ELIGIBLE FUNDS AVAILABLE UNDER THE POLICY	C-1

GLOSSARY
Age. The age of an insured refers to the insured’s age at his or her nearest birthday.
Base Policy. The Policy without riders.
Cash Value. A Policy’s Cash Value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.
Commissionable Target Premium. We use the Commissionable Target Premium to measure sales commissions. It equals between 115.5% and 121% of a Target Premium, depending on the insured’s issue age, plus a portion of certain rider premiums.
Eligible Funds.  The mutual fund portfolios in which you may invest through your allocations to the corresponding Sub-Accounts of the Variable Account.
Excess Policy Loan. When Policy loans plus accrued interest exceed the Policy’s Cash Value less the applicable surrender charge.
Fixed Account. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.
Investment Start Date. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.
Maturity Date. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.
Monthly Deduction.  The amount deducted from the Policy’s Cash Value on the first day of each Policy month, consisting of a Policy fee, an administrative charge, a cost of insurance charge and charges for any optional rider benefits.
Net Cash Value. The amount you receive if you surrender the Policy. It is equal to the Policy’s Cash Value reduced by any surrender charge that would apply on surrender and by any outstanding Policy loan and accrued interest.
Net Investment Experience. For any period, a Sub-Account’s net investment experience equals the investment experience of the underlying Eligible Fund’s shares for the same period, reduced by the amount of charges against the Sub-Account for that period.
Planned Premium.  The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.
Premiums. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.
Policy Date. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date the Policy is delivered to you. Under our current administrative rules, a Policy that would be dated on the 29th, 30th or 31st of a month will receive a Policy Date of the 28th.
Sub-Account.  A division of the Variable Account which corresponds to a mutual fund portfolio, or Eligible Fund, to which you may allocate premiums and Cash Value.
Target Premium. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy’s face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
During the first 11 Policy years, if you surrender your Policy, reduce its face amount, or make a partial surrender that reduces the face amount, or if your Policy lapses, then we will deduct a surrender charge from the
Policy’s Cash Value.
The surrender charge includes a Deferred Sales Charge and a Deferred
Administrative Charge:
•The maximum Deferred Sales Charge is 72% of premiums paid up to one Target Premium .
•The maximum Deferred Administrative Charge is 0.25% of the Base
Policy face amount.
•For example, if you invest in a Policy with a Target Premium of
$100,000 and a $1,000,000 face amount, your maximum Deferred
Sales Charge would be $72,000 (72% of $100,000) and your
maximum Deferred Administrative Charge would be $2,500 (0.25% of
$1,000,000), for a total maximum surrender charge of $74,500.
Charges – Surrender Charge Fee Tables
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions. These charges include a sales charge and/or state and federal premium tax with respect to premium payments and a transfer charge on your transfer of Cash Value between the Sub-Accounts and to or from the Fixed Account.
Charges – Sales Charge; Premium Tax Charge; Federal Tax Charge; Transfer Charge Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a cost of insurance charge, a Policy Fee, a mortality and expense risk charge, an administrative charge, loan interest spread, and charges for various riders offered along with the Policy. Certain of those ongoing charges vary in amount depending on the insured’s age, risk class, and
(except for unisex Policies) sex. You should view the Policy specifications page of your Policy for the specific charges applicable to your Policy.

You also bear the expenses associated with the Eligible Funds under the
Policy, as shown in the following table:

Charges – Policy
Fee; Administrative
Charge; Monthly
Charges for the
Cost of Insurance;
Mortality and
Expense Risk
Charge; Loan
Interest Spread;
Optional Benefit
Charges; Portfolio
Expenses

Fee Tables

Appendix C: Eligible
Funds Available
Under the Policy

	Annual Fee	Minimum	Maximum
	Investment options (Eligible Fund fees and expenses)*	0.28%	0.96%
*As a percentage of Eligible Fund assets before temporary expense reimbursements and/or fee waivers.
RISKS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy

	RISKS	Location in Prospectus
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a surrender charge) and also possible Federal income tax.
Principal Risks of Investing in the Policy Charges
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Eligible Funds).
Each investment option, including the Fixed Account, will have its own unique risks, and you should review these investment options before making an investment decision.
The Company, The Variable Account and the Eligible Funds– The Eligible Funds; The Fixed Account
Insurance Company Risks
An investment in the Policy is subject to the risks related to NELICO, including that any obligations (including obligations related to amounts invested in the Fixed Account), guarantees, or benefits are subject to
NELICO’s claims-paying ability. More information about NELICO, including its financial strength ratings, is available upon request by calling (888)
243-1968.
The Company, The Variable Account and the Eligible Funds– The Company
Contract Lapse
In general, in any month that your Policy’s Net Cash Value is not large enough to cover the Monthly Deduction(i.e., the amount we deduct on the first day of each Policy month for charges such as the Policy Fee), your Policy will be in default, and may lapse. Your Policy’s Net Cash Value can be impacted by poor investment performance of the Eligible Funds you select. Your Policy may also lapse if Policy loans plus accrued interest reduces the Net Cash Value to zero. Additionally, insufficient premium payments, withdrawals, and Policy charges (including increases in those charges) could cause the Policy to lapse and you will no longer have insurance coverage. If your Policy has lapsed, in most states you may reinstate it within seven years after the date of lapse.
Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. Death benefits will not be paid if the Policy has lapsed.
Lapse and Reinstatement
RESTRICTIONS
Investments
Availability of Portfolios. We reserve the right to close or substitute an
Eligible Fund or limit its availability to subsequent premium payments and/or transfers of Cash Value. You may not invest in more than ten
Sub-Accounts at any one time.
Transfers. We may limit the number of transfers between the
Sub-Accounts and to and from the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on frequent transfers. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.
The Company, The Variable Account and The Eligible Funds Charges – Transfer Charge
Optional Benefits
Various optional benefits may be available in the form of a rider to your
Policy. Not all of these riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness) (ii) subject to minimum and/or maximum specified amounts, and
(iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.
Other Benefits Available Under the Policy

	TAXES	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
Please note that there is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
All firms selling the Policy receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. A selling firm, or a sales representative of a selling firm, may receive different compensation for selling one product over another and may have a financial incentive to offer or recommend the Policy over another investment. Apart from the payment of commissions, selling firms may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.
Distribution of the Policies
Exchanges
In general, sales representatives may have a financial incentive to offer you a new insurance policy in place of the policy you already own. You should exchange your Policy only if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
Replacing Existing Insurance Distribution of the Policies

OVERVIEW OF THE POLICY
Purpose of the Policy
The primary purpose of the Policy is to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
The Policy also gives you the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your Cash Value among Sub-Accounts of the Variable Account and/or the Fixed Account.
The Policies are designed to be held over a long term, are not offered primarily as an investment, and should not be used as a short-term savings vehicle. Various negative consequences can occur if you fail to hold the Policy long-term. For example, if you surrender your Policy, the surrender charge may exceed the Cash Value of your Policy and you would receive no proceeds upon surrender.
Premiums under the Policy
You choose the amount and frequency of premium payments, generally. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule with our consent. You may skip Planned Premium payments or make different or additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through a pre-authorized checking arrangement or certain other monthly payment arrangements).
You can allocate your premiums and Cash Value among your choice of the Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or “Eligible Fund.” You may also be able to allocate premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.
Payment of insufficient premiums may result in a lapse of the Policy.
Additional information about each Eligible Fund is provided in Appendix C to this prospectus.
Policy Features
Death Proceeds. The Policy is designed to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
Death Benefit Options. You may choose between two death benefit options:
•
a level death benefit that equals the Policy’s face amount, and
•
a variable death benefit that equals the Policy’s face amount plus the Policy’s Cash Value.
The death benefit under either option could increase to satisfy Federal tax law requirements if the Cash Value reaches certain levels. After the first Policy year, you may change your death benefit option, which does not require underwriting. A change in death benefit option may have tax consequences.
Investment Options. You can allocate premiums and Cash Value among your choice of Sub-Accounts in the Variable Account, each of which corresponds to a mutual fund portfolio. The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. As indicated, you may also be able to allocate premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums and Cash Value at any time.

Partial Surrenders. You may withdraw up to 75% of your Policy’s Net Cash Value through partial surrenders. Net Cash Value equals the Policy’s Cash Value reduced by any applicable surrender charge and by any outstanding Policy loan and accrued loan interest. We reserve the right to limit partial surrenders in any year to 20% of the Policy’s Net Cash Value on the date of the first partial surrender in that year, or if less, the Policy’s available loan value. Partial surrenders may have tax consequences.
Transfers and Automatic Transfer Programs. You may transfer your Policy’s Cash Value among the Sub-Accounts or between the Sub-Accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We may limit the number of transfers among the Sub-Accounts and the Fixed Account to no more than four per Policy year (12 per Policy year in New York). We may impose a processing charge of $25 for each transfer in excess of 12 per Policy year. We may also impose restrictions on frequent transfers. We currently offer a dollar cost averaging program that allows you to periodically reallocate your Cash Value among the Sub-Accounts and the Fixed Account.
Loans. You may borrow from the Cash Value of your Policy, in an amount equal to the Policy’s “loan value.” The loan value generally equals 90% (or more if required by state law) of the Cash Value of the Policy projected to the next Policy anniversary, less the surrender charge, less loan interest to the next interest due date. We charge you a maximum annual interest rate of 5.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold as security for the loan. Loans may have tax consequences.
Surrenders. You may surrender the Policy for its Net Cash Value at any time while the insured is living. Net Cash Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.
Tax Benefits. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the Cash Value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
Conversion Privilege. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your Cash Value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits.
Supplemental Benefits and Riders. We offer a variety of riders, at an additional charge, that provide supplemental benefits under the Policy.
Riders under this Policy are:
•
Level Term Insurance Rider
•
Temporary Term Insurance Rider
•
Waiver of Monthly Deduction Rider
•
Change to a New Insured Rider
•
Children’s Insurance Rider
•
Acceleration of Death Benefit Rider
In addition, we offer the following automatic transfer program at no additional charge:
•
Dollar Cost Averaging
Charges for the riders are deducted monthly except for the Acceleration of Death Benefit Rider, which is a one-time charge. There is no charge with respect to the dollar cost averaging program or the Change to a New Insured Rider. Your financial representative can help you determine whether any of these riders is suitable for you.

Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, transfer Cash Value between investment options or exercise the Acceleration of Death Benefit Rider.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	On payment of premium	4% of premiums[1]
Premium Tax Imposed on Premiums	On payment of premium	2.5% of premiums paid
Federal Tax Imposed on Premiums	On payment of premium	1% of premiums paid
Surrender Charge[2]
Deferred Sales Charge	On surrender, lapse or face amount reduction in the first 11 Policy years	In Policy years 2-5, 72% of premiums paid up to the Target Premium (less in other Policy years see footnote)[3]
Deferred Administrative Charge	On surrender, lapse, or face amount reduction in the first 11 Policy years	.25% of Base Policy face amount (less in other Policy years)[4]
Transfer Charge	On transfer of Cash Value between Sub-Accounts and to the Fixed Account	$25 for each transfer in excess of 12 per Policy year (Not currently charged)
Acceleration of Death Benefit Rider	At time of benefit payment	One-time fee of $150 (Not currently charged)
1
The sales charge is 3% for (1) Policies used in a business situation or in a tax-qualified pension plan where either (a) the average face amount is at least $500,000, or (b) the Policies are issued on at least 25 lives and the average face amount is at least $250,000; or (2) all other Policies with a face amount of at least $500,000. For these purposes, face amount includes the face amount of any Level Term Insurance Rider.
2
The surrender charge is comprised of a Deferred Sales Charge and a Deferred Administrative Charge. The surrender charge period is nine years for insureds whose issue age is 66 to 75 and five years for insureds whose issue age is 76 to 85. A pro rata portion of the surrender charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial surrender.
3.
The Target Premium varies based on issue age, sex, underwriting class and face amount. The Deferred Sales Charge in Policy year 1 is 55% of premiums paid up to the Target Premium. In Policy years 6-11 the charge is a declining percentage of the Target Premium that reaches 0% in the last month of Policy year 11. The Deferred Sales Charge for insureds whose issue age is above 55 is less than or equal to the amounts described.
4
After the first Policy year, the Deferred Administrative Charge declines ratably on a monthly basis over the next ten Policy years until it reaches $0 in the last month of Policy year 11.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Eligible Fund fees and expenses.
Periodic Charges Other Than Annual Eligible Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance[1]	Monthly
Maximum		$500.00 per $1,000 of net amount at risk[2]
Minimum		$.01 per $1,000 of net amount at risk[2]
Charge in the first Policy year for a male insured, age 35, in the preferred nonsmoker underwriting class with a Base Policy face amount of $300,000		$.14 per $1,000 of net amount at risk[2]
Policy Fee	Monthly	$15 in Policy year 1
$7 in Policy years 2+
Mortality and Expense Risk Charge (annual rate imposed on the Variable Account assets)[3]	Daily	.50% in all Policy years[4]
Administrative Charge	Monthly	$.08 per $1,000 of Base Policy face amount in Policy year 1
$.03 per $1,000 of Base Policy face amount in Policy years 2+[5]
Loan Interest Spread[6]	Annually (or on loan termination, if earlier)	1.5% of loan collateral
Charges for Optional Benefits (Riders)
Level Term Insurance Rider[7]	Monthly
Maximum		$500.00 per $1,000 of net amount at risk
Minimum		$.01 per $1,000 of net amount at risk
Charge in the first Policy year for a male insured, age 40, in the nonsmoker preferred underwriting class with a rider face amount of $250,000		$.19 per $1,000 of net amount at risk
Temporary Term Insurance Rider[7]	Monthly

Charge	When Charge is Deducted	Amount Deducted
Maximum		$9.00 per $1,000 of rider face amount
Minimum		$.03 per $1,000 of rider face amount
Charge for a male insured, age 35, in the nonsmoker preferred underwriting class with a rider face amount of $300,000		$.06 per $1,000 of rider face amount
Children’s Insurance Rider	Monthly	$.50 per $1,000 of rider face amount
Waiver of Monthly Deduction Rider[7]	Monthly
Maximum		$67.77 per $100 of Monthly Deduction
Minimum		$.86 per $100 on Monthly Deduction
Charge in the first Policy year for a male insured, age 35, in the preferred nonsmoker underwriting class		$1.86 per $100 of Monthly Deduction
1
The cost of insurance charge varies based on individual characteristics, including the insured’s age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. The Maximum charge is based on the least favorable risk class and the Minimum charge is based on the most favorable risk class. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your financial representative.
2
The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy’s Cash Value.
3
We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-Account investing in the Brighthouse/Wellington Large Cap Research Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-Account investing in the MFS® Research International Portfolio and 0.62% for the Sub-Account investing in the Invesco Global Equity Portfolio.
4
The current Mortality and Expense Risk Charge is generally .25% per year, however, the charge is .20% per year for (1) Policies used in a business situation or in a tax-qualified pension plan where either (a) the average face amount is at least $500,000, or (b) the Policies are issued on at least 25 lives and the average face amount is at least $250,000; or (2) all other Policies with a face amount of at least $500,000. For these purposes, face amount includes the face amount of any Level Term Insurance Rider.
5
After the first Policy year, the current Administrative Charge will not exceed $40 per month ($60 per month for Policies owned by tax-qualified pension plans).
6
We charge interest on Policy loans at an effective rate of 5.5% per year. Cash value we hold as security for the loan (“loan collateral”) earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is 1.5% in Policy years 1-15, .25% in Policy years 16-25 and .10% thereafter.
7
The rider charge varies based on individual characteristics, including the insured’s age, risk class and except for unisex policies, sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your financial representative.

Annual Eligible Fund Expenses
The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Policy. A complete list of Eligible Funds available under the Policy, including their annual expenses, may be found in Appendix C of this prospectus.
Annual Eligible Fund Expenses
	Minimum	Maximum
Total Annual Eligible Fund Expenses
(expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	0.96%
PRINCIPAL RISKS OF INVESTING IN THE POLICY
The principal risks of investing in the Policy are as follows:
Investment Risk
If you invest your Policy’s Cash Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy’s Cash Value, which can significantly reduce your Policy’s Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy’s Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.
Surrender and Partial Surrender Risks - Unsuitable as a Short-Term Savings Vehicle
The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 11 Policy years, you will generally be subject to a surrender charge as well as to income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial surrender from the Policy within the first 11 Policy years and the partial surrender reduces the face amount of the Policy.
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine Net Cash Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).
Risk of Lapse
Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Sub-Accounts is poor. If your Net Cash Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Net Cash Value, however, your Policy generally will not lapse during the first five Policy years, if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
Risk of Termination at Maturity
Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will terminate and we will pay to you the Policy’s Net Cash Value.

Tax Risks
We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard or guaranteed issue basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's Cash Value will be taxed currently.
Even if your Policy is treated as a life insurance contract for Federal tax purposes, your Policy may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1∕2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax. If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the fifteenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax. See "Tax Considerations.'' You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks
A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Sub-Accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the Sub-Accounts or receive any higher current interest rate that may be credited to the Fixed Account. We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the Net Cash Value to zero. If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.
Limitations on Cash Value in the Fixed Account
We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the Cash Value in the Fixed Account on the transfer date and the amount of Cash Value transferred from the Fixed Account in the preceding Policy year. We are not currently enforcing the limitations on transfers from the Fixed Account, but we reserve the right to do so.
Insurance Company Risk
It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations (including under the Fixed Account) and guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Law Changes
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Risks of the Eligible Funds
A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. There is no assurance that any of the Eligible Funds will achieve its stated investment objective.

Cybersecurity and Certain Business Continuity Risks
Our variable life insurance business is largely conducted through complex information technology and communications systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable life insurance policies), and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third party service providers. For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on NELICO and the Variable Account, as well as individual Policy Owners and their Policies. There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for NELICO. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority.
Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event.
Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Eligible Funds; impact our ability to calculate unit values; cause the release and possible loss, misappropriation or corruption of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of the Eligible Funds, and it is possible the Eligible Funds underlying your Policy could lose value. There can be no assurance that we or our service providers or the Variable Account will avoid losses affecting your Policy due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Variable Account invests.
COVID-19 and Market Conditions
The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths.
At this time, it continues to not be possible to estimate the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the Eligible Funds in which the Separate Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as making subsequent Purchase Payments, transfers, or withdrawals, based on your individual circumstances.
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS
The Company
New England Life Insurance Company (“NELICO”) originally was organized as a stock life insurance company called New England Variable Life Insurance Company in Delaware in 1980. On August 30, 1996, the name of the company was changed to New England Life Insurance Company, and it changed its domicile from the State of Delaware to the Commonwealth of Massachusetts.
NELICO is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. NELICO is located at 125 High Street, Suite 732, Boston, Massachusetts 02110. NELICO is licensed to conduct business in all states and in the District of Columbia. We are obligated to pay all benefits under the Policies.
The Variable Account
The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. NELICO is responsible to pay all amounts promised to investors under the Policies. Any amount of the death benefit that exceeds the Policy’s Cash Value is paid from NELICO’s general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of NELICO.
The Eligible Funds
Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II and Fidelity® Variable Insurance Products. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.
Information regarding each Eligible Fund, including (i) its name (ii) its investment objective (iii) its investment adviser and any subadviser (iv) current expenses and (v) performance is available in Appendix C to this prospectus. Each Eligible Fund has issued a prospectus that contains more detailed information about the Eligible Fund. You should read the prospectuses carefully before investing. The prospectuses and other information can be found online at https://dfinview.com/BHF/TAHD/BHF11. You can also request copies of this information by calling (800) 388-4000 or by sending an email request to rcg@brighthousefinancial.com.
The Eligible Funds’ investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.
Share Classes of the Eligible Funds
The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series, we offer Class 2 shares only; for Brighthouse Funds Trust I and Brighthouse Funds Trust II, we offer Class A shares only; and for Fidelity Variable Insurance Products, we offer Initial Class shares only.
Certain Payments We Receive with Regard to the Eligible Funds
An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds’ prospectuses for more information).
The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser.
Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund’s 12b-1 Plan, if any, is described in more detail in the Eligible Fund’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund’s 12b-1 Plan decrease the Eligible Fund’s investment return.
Selection of the Eligible Funds
We select the Eligible Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund’s adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Eligible Funds” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of Cash Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Eligible Funds.
We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See “Distribution of the Policies.”)
We do not provide any investment advice and do not recommend or endorse any particular Eligible Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Eligible Funds you have chosen.
Voting Rights
We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.
We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by NELICO
We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right, in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or Cash Value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or premium payments made through our pre-authorized checking arrangement) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the BlackRock Ultra-Short Term Bond Sub-Account.

We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
THE POLICIES
Purchasing a Policy
To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See “Receipt of Communications and Payments at NELICO’s Designated Office.”)
The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies are not available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
The minimum face amount for the Base Policy is $50,000 unless we consent to a lower amount. The minimum Base Policy face amount available is $25,000 for pension plans qualified under Section 401 of the Internal Revenue Code (“tax-qualified pension plans”). For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.
We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the Base Policy; however, term riders have no surrenderable Cash Value and terminate at the insured’s age 100. To obtain more information about these other policies or riders, contact our Home Office or your financial representative.
Replacing Existing Insurance
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.
Policy Owner and Beneficiary
The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner’s rights (except for rights to payment of benefits) terminate at the death of the insured.
The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your financial representative or our Designated Office for the procedure to follow. (See “Receipt of Communications and Payments at NELICO’s Designated Office”.)
You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See “Tax Considerations”.)
24 Month Right
General Right. Generally, during the first 24 months after the Policy’s issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy’s Cash Value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.
You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of Cash Value transfers permitted under the Policy each year. Transfers of Cash Value back to one or more Sub-Accounts of the Variable Account are subject to the Policy’s general limits on transfers from the Fixed Account (see “The Fixed Account”).
The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See “The Fixed Account.”) If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.
For Policies Issued in Maryland, New York and New Jersey. Under Policies issued in Maryland, New York and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy’s issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and Policy Date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.
Contact our Designated Office (see “Receipt of Communications and Payments at NELICO’s Designated Office”) or your financial representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.
Other Exchange Rights
For Policies Issued in New York. Under policies issued in New York, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate which provides Paid-up Insurance. Paid-up Insurance will be provided by using the Net Cash Value of the Policy as a net single premium at the insured’s age on the date of the exchange. Paid-up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-up Insurance may be less than the face amount of this Policy.
Group or Sponsored Arrangements. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the face amount of your Policy at any time during the first 36 months after the Policy’s issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval. It is not available to any tax-qualified pension plan.) Contact us or your financial representative for more information about this feature.

Substitution of Insured Person
Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. This feature is not available to tax-qualified pension plans. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of Cash Value. (No surrender charge will apply.)
Your financial representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.
Group or Sponsored Arrangements
The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.
PREMIUMS
Flexible Premiums
Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. Your Planned Premiums will not necessarily keep your Policy in force. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the pre-authorized checking arrangement, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.
You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to our Designated Office. (See “Receipt of Communications and Payments of NELICO’s Designated Office”.) However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.
You may make payments by check or you may choose to have us withdraw your premium payments from your bank checking account or under our pre-authorized checking arrangement. We do not accept cash or money orders. We will send premium notices for annual, semi-annual or quarterly Planned Premiums.
Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the “7-pay limit” under Federal tax law, your Policy will become a “modified endowment contract” and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the “7-pay limit”. (See “Tax Considerations”.) You need our consent if, because of tax law requirements, a payment would increase the Policy’s death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.
We allocate net payments to your Policy’s Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Pittsburgh, Pennsylvania), if they are received before the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy’s Sub-Accounts on the next day that the New York Stock Exchange is open. (See “Receipt of Communications and Payments at NELICO’s Designated Office”.)
If you do not provide us with instructions on how to allocate a premium payment, we will allocate it in accordance with your standing allocation instructions.
Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in

New York, we treat a payment as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.
If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See “Loans” and “Deductions from Premiums”.)
Amount Provided for Investment under the Policy
Investment Start Date. Your initial net premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See “Receipt of Communications and Payments at NELICO’s Designated Office.”)
Premium with Application. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.
If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See “Death Benefits”.)
Premium on Delivery. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery and the investment start date is the date your initial premium is received at a NELICO agency or at our Designated Office, whichever is earlier. (See “Receipt of Communications and Payments at NELICO’s Designated Office”.) Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see “Lapse”) for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under our pre-authorized checking arrangement.)
Backdating. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher surrender charge if it results in the surrender charge being based on a lower age bracket. (See “Surrender Charge”.) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.
Right to Return the Policy
You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to our Designated Office (see “Receipt of Communications and Payments at NELICO’s Designated Office”) or your financial representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).
For Policies issued in California. You may cancel the Policy within 10 days after you receive it and we will refund the Policy’s Cash Value. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it and we will generally refund the premiums you paid, if you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Ultra-Short Term Bond Sub-Account. If, on the other hand, you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy’s cash value.

Allocation of Net Premiums
We generally hold your initial net premium in BlackRock Ultra-Short Term Bond Sub-Account from the investment start date until the later of 45 days after the application was signed or 10 days after we mail the Notice of Withdrawal Right. Then we allocate the Policy’s Cash Value to the Sub-Accounts and/or the Fixed Account as you choose.
You can allocate your Policy’s premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than ten (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. For special rules regarding allocations to the Fixed Account, see “The Fixed Account”.
You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request or over the Internet. (See “Receipt of Communications and Payments at NELICO’s Designated Office.”)
For Policies issued in California. We allocate your initial net premium to the Sub-Accounts and/or the Fixed Account as of the investment start date. If you were age 60 or older and you allocated 100% of your initial net premium to the available money market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we did not automatically transfer your Cash Value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period ended. You must contact us to request a transfer or reallocation.
When we allocate net premiums to your Policy’s Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See “Cash Value.”)
receipt of communications and payments at
nelico’s designated office
We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange—even if due to our delay (such as a delay in answering your telephone call).
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is acting on your behalf. We are not a party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including Sub-Account recommendations).
The Designated Office for various Policy transactions is as follows:
Premium Payments	New England Life Insurance Company P.O. Box 371499 Pittsburgh, PA 15250-7499
Payment Inquiries and Correspondence	New England Life Insurance Company P.O. Box 323 Warwick, RI 02887-0323

Beneficiary and Ownership Changes	New England Life Insurance Company P.O. Box 392 Warwick, RI 02887-0392
Surrenders, Loans, Withdrawals and Sub-Account Transfers	New England Life Insurance Company P.O. Box 543 Warwick, RI 02887-0543
Death Claims	New England Life Insurance Company P.O. Box 353 Warwick, RI 02887-0353
Sub-Account Transfers by Telephone	(800) 200-2214
All Other Telephone Transactions and Inquiries	(800) 388-4000
You may request a transfer or a reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your financial representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.brighthousefinancial.com.
We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.
Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider’s, your financial representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.
If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.
Payment of Proceeds
We ordinarily pay any Cash Surrender Value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.
We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation.
CASH VALUE
Your Policy’s total Cash Value includes its Cash Value in the Variable Account and in the Fixed Account. If you have a Policy loan, the Cash Value also includes the amount we hold in our general account as a result of the loan. The Cash Value reflects:
—
net premium payments
—
the net investment experience of the Policy’s sub-accounts
—
interest credited to Cash Value in the Fixed Account
—
interest credited to amounts held in the general account for a Policy loan
—
the death benefit option you choose
—
Policy charges
—
partial surrenders
—
transfers among the sub-accounts and Fixed Account
We pay you the Net Cash Value if you surrender the Policy. It equals the Cash Value minus any outstanding Policy loan (plus interest) and any surrender charge that applies. We add to the Net Cash Value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the Net Cash Value by the Monthly Deduction that applies to the date of surrender. (See “Loans”, “Surrender Charge”, and “Deductions from Cash Value”.)
The Policy’s Cash Value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the Cash Value to zero. You have the entire investment risk for the Cash Value in the Variable Account.
Net Investment Experience
As noted above, we allocate your premium payment, or the Cash Value you wish to transfer, if we receive the premium payment or the request to transfer before the close of business on the New York Stock Exchange. When we allocate the Net Premium or the transferred Cash Value to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the Net Premium or the dollar amount of the transfer by the Sub-Account’s accumulation unit value. In making this conversion, we use the accumulation unit value next determined after receipt of the payment.
A Sub-Account’s accumulation unit value is determined by its net investment experience. The net investment experience of the Sub-Accounts affects the Policy’s Cash Value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time, on each day when the Exchange is open for trading.
A Sub-Account’s net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.
DEATH BENEFITS
If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.
Death Benefit Options. When you apply for a Policy, you must choose between two death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.
The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.
The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy’s Cash Value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code. Because the Cash Value is one component of the Option 2 death benefit, please be aware that the Option 2 death benefit is therefore affected by the elements affecting Cash Value, including Eligible Fund performance, expenses under the Policy, and the associated deductions for those expenses.
To meet the Internal Revenue Code’s definition of life insurance, the death benefit will not be less than a certain multiple of the Policy’s Cash Value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix A.) This means that, if the Cash Value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the Cash Value. (See “Premiums”).
Term Rider “In” or “Out.” If you add a Level Term Insurance Rider to the Policy, you can have the face amount of the rider added to the face amount of the Policy for purposes of calculating the Option 1 or Option 2 death benefit. Your election is irrevocable. If you include the rider coverage in the calculation of the death benefit (“inside term”), the Policy may provide greater potential for Cash Value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit (“outside term”), the Policy may provide greater potential for a higher death benefit relative to the Cash Value (as described above); also, you may be able to convert “outside term” (but not “inside term”) coverage to permanent insurance. If you choose “outside term”, any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with “inside term”. These increases lead to a higher death benefit and higher cost of insurance charges. For Policies issued in New York, the Level Term Insurance Rider may only be treated as “outside term”. For information on the term riders, see “Additional Benefits by Rider”.
Death Proceeds Payable
The death proceeds we pay are equal to the death benefit on the date of the insured’s death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See “Lapse and Reinstatement”.) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see “Death Benefit Options” above and Appendix A). Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.
We may adjust the death proceeds if the insured’s age or sex was misstated in the application, if death results from the insured’s suicide within two years (less in some states) from the Policy’s date of issue, or if a rider limits the death benefit.

Suicide. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.) The suicide time period restarts from the date of a face amount increase.
Payment Options. We pay the Policy’s death benefit and Net Cash Value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your financial representative or our Designated Office for the procedure to follow. (See “Receipt of Communications and Payments at NELICO’s Designated Office” in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.
The following payment options are available, You need our consent to use an option if the installment payments would be less than $20:
•
Income for a Specified Number of Years. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.
•
Life Income.  We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.
•
Life Income with Refund.  We pay proceeds in equal monthly installments during the life of the payee. At the payee’s death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.
•
Interest.  We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.
•
Specified Amount of Income.  We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.
•
Life Income for Two Lives.  We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.
Change in Death Benefit Option
After the first Policy year, you may change your death benefit option by written request to our Designated Office. (See “Receipt of Communications and Payments at NELICO’s Designated Office”). The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See “Tax Considerations”.) If your Policy was issued in New York, you may not change your death benefit option during the grace period.
If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy’s face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent; however, special rules apply for some business situations and for tax-qualified pension plans. We may also decrease any rider benefits under the Policy. A partial surrender of Cash Value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no surrender charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy’s face amount, if necessary, so that the death benefit is the same immediately before and after the change.
Extending the Maturity Date
We will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured’s death. The death benefit we pay on and after the original Maturity Date depends on the insured’s issue age.
If the insured’s issue age was below 81 the endorsement extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the Cash Value on the date of death and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less. If the insured’s issue age was above 80 the death benefit we pay on and after the original Maturity Date equals the Cash Value on the date of death.
Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.
The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.
Increase in Face Amount
The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an “Increase Policy”). Under Increase Policies: (1) we generally waive the monthly Policy Fee; (2) we usually base the monthly Administrative Charge on the Policy year of the initial Policy; (3) the minimum required face amount for an Increase Policy is $25,000; and (4) you may reduce the face amount of an Increase Policy to below $25,000. Otherwise, an Increase Policy is generally subject to the same terms and conditions as the Policy you purchased. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.
Reduction in Face Amount
You may reduce the face amount of your Policy without receiving a distribution of any Policy Cash Value. (This feature differs from a partial surrender, which pays a portion of the Policy’s Net Cash Value to you.)
If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future surrender charges. We deduct any surrender charge that applies from the Policy’s Cash Value when you reduce its face amount.
A face amount reduction usually decreases the Policy’s death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a surrender charge from the Cash Value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a surrender charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.
A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of Cash Value to comply with Federal tax law.
A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on face reduction procedures. (See “Receipt of Communications and Payments at NELICO’s Designated Office.”)
A reduction in the face amount of a Policy may create a “modified endowment contract” or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See “Tax Considerations”.)

OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the fee table in this prospectus.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging	Your Cash Value is transferred periodically from any one Sub-Account to one of more other Sub-Accounts (or the Fixed Account) that you select	Standard
•If we exercise our right to limit transfers to
four per Policy year or to impose a $25 fee
on transfers in excess of 12 per Policy
year, we reserve the right to count dollar
cost averaging transfers towards these
totals

Change to a New Insured Rider		Standard
•Issued subject to our underwriting and
issuance standards
•Provides fixed benefits that do not vary
with the investment experience of the
Variable Account
•Business market only
•You must have an insurable interest in the
life of the insured and the insured must be
at least age 1 on the Policy Date and less
than 70 on the issue date of the new Policy
•The rider terminates under certain
scenarios

Level Term Insurance Rider	Provides term life insurance	Optional
•Issued subject to our underwriting and
issuance standards
•Provides fixed benefits that do not vary
with the investment experience of the
Variable Account
•Has no surrenderable Cash Value
•Charges deducted from the Policy’s Cash
Value to pay for the rider no longer
participate in the investment experience of
the Variable Account and usually increase
with the age of the insured
•After the first Policy year the term amount
may be decreased by written application to
NELICO; NELICO must consent to the
decease if the term coverage amount after
the decrease would be less than $10,000

Temporary Term Insurance Rider	Provides life insurance coverage from the date of issue to the Policy Date	Optional
•Issued subject to our underwriting and
issuance standards
•Provides fixed benefits that do not vary
with the investment experience of the
Variable Account
•Has no surrenderable Cash Value
•During the temporary term insurance
period, the Policy will have no Cash Value
or loan value

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/ Limitations
Waiver of Monthly Deduction Rider	Provides for waiver of Monthly Deductions upon the disability of the insured	Optional	•Issued subject to our underwriting and issuance standards •Available up to age 65 •We waive the Monthly Deduction only if certain conditions are met •The rider terminates under certain scenarios
Children's Insurance Rider	Provides insurance on the life of the insured’s children	Optional
•Issued subject to our underwriting and
issuance standards
•Provides fixed benefits that do not vary
with the investment experience of the
Variable Account
•To be an insured, the child must be
between the age of 15 months and
18 years
•Coverage terminates upon the earlier of
the child’s 25th birthday or the Policy
anniversary nearest the insured’s 65th
birthday

Acceleration of Death Benefit	Pays a death benefit prior to death when proof of terminal illness is furnished	Optional
•Must apply at least $20,000 of “eligible
proceeds” to accelerated death benefit
•Amount applied to accelerated death
benefit cannot exceed greater of $250,000
or 10% of “eligible proceeds”
•The face amount of the Policy after
payment of the accelerated death benefit
must be at least equal to our published
minimum limits for issue of the Policy
•All Policy values and the death benefit on
the remaining Policy (if any) will be
reduced in the same proportion as the
amount of eligible proceeds to the
accelerated death benefit

Additional Information About Other Benefits
You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from Cash Value, or in the case of the Acceleration of Death Benefit, a one-time charge. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.
Your financial representative can provide you more information on the uses of term rider coverage.
The following riders are available:
Level Term Insurance Rider, which for an additional fee, provides term insurance. If you added this rider to your Policy and the rider was active at the time when the insured died, this rider would pay out an additional death benefit to the beneficiary. For example, if the rider was added to the Policy for $50,000 of level term insurance, the $50,000 would be paid out as part of the death benefit or added to the Policy proceeds to be paid out at the time of death of the insured.

Term riders have no surrenderable Cash Value and terminate at the insured’s age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Level Term Insurance Rider. Both current and guaranteed charges for the inside term Level Term Insurance Rider are lower than for the Base Policy. (Inside term is not available in New York.)
The outside term Level Term Insurance Rider can also provide less expensive insurance protection than the Base Policy for a period of time. However, because no portion of the Policy’s Cash Value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy’s Cash Value. Therefore, the cost of coverage under the outside term Level Term Insurance Rider can become expensive relative to the Base Policy cost, particularly at higher attained ages.
If you include the rider coverage in the calculation of the death benefit (“inside term”), the Policy may provide greater potential for the Cash Value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit (“outside term”), the Policy may provide greater potential for a higher death benefit relative to the Cash Value; also, you may be able to convert outside term (but not inside term) coverage to permanent insurance. If you choose outside term, any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with inside term.
Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders do not have surrender charges, a Policy providing insurance coverage with a combination of Base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the Base Policy. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.
Key limitations associated with this rider include the following:
•
Charges deducted from the Policy’s Cash Value to pay for this term rider coverage no longer participate in the investment experience of the Variable Account and usually increase with the age of the covered individual.
•
After the first Policy year, the term amount may be decreased on the first day of any Policy month by written application to NELICO. The term amount which remains after a decrease must be at least $10,000, except with the consent of the Company.
Waiver of Monthly Deduction Rider, which for an additional fee provides for waiver of Monthly Deductions in the event of the disability of the insured. If the insured’s disability begins before age 60, we will waive Monthly Deductions that were due during the six months of uninterrupted disability. After that, we will continue to waive Monthly Deductions. However, the insured must continue to be totally disabled. If the insured’s disability begins on or after age 60 but before age 65, we will waive Monthly Deductions that were due during the six months of uninterrupted disability. We will continue to waive Monthly Deductions after that, but no later than age 65. However, the insured must continue to be totally disabled. If you purchased this rider, and the insured were to become disabled (as defined in the rider) while the Policy and this rider were still in force, the Monthly Deductions would be waived while the insured was disabled. For example, if the Monthly Deduction in a given month was $100, NELICO would not deduct that $100 from the Cash Value.
Key limitations associated with this rider include the following:
•
We waive the Monthly Deduction only if specified conditions are met (e.g. the insured becomes disabled after age 5 but before age 65; disability has continued without interruption for at least 6 months; disability must not have arisen from war, where the insured is in military service.
•
The rider terminates under certain scenarios (e.g. when the insured reaches attained age 65 – except with respect to payment of any benefits for total disability occurring before attained age 60; if the Waiver of Specified Premium rider is also added to the Policy).
Temporary Term Insurance Rider, which for an additional fee provides insurance coverage from the date of issue to the Policy Date. If this rider was added to the Policy, the rider provides temporary term insurance from the issue date until the Policy Date. For example, if the issue date was January 1, 2020 and the Policy date was February 1, 2020 and the insured died on January 15, 2020, the Death Benefit would be paid to the beneficiary.

During the temporary term insurance period, the Policy will have no Cash Value or loan value.
Change to a New Insured Rider, which permits you to substitute the insured under the Policy. There is no charge for this rider. If this rider was added to the Policy and is active, the Policy can be changed to a new Policy on the life of a new insured subject to the condition of the rider. For example, if the rider were added to the Policy with a $100,000 face amount and the owner wished to replace the current insured with a new insured, the $100,000 face amount will be applicable to the death of the new insured.
Key limitations associated with this rider include the following:
•
You must have an insurable interest in the life of the new insured, and the age of the new insured is at least 1 on the Policy Date and is less than 70 on the issue date of the new policy.
•
Among the events that result in termination of the rider is a change of ownership of the Policy.
Children’s Insurance Rider, which for an additional fee provides term insurance on the lives of children of the insured. Under the rider, NELICO pays the face amount (as defined in the rider) to the beneficiary upon the death of the insured child while the rider is in force. The rider also describes how an extra amount of insurance on an insured child is provided (e.g., if the insured child marries). Under the rider, NELICO pays the face amount (as defined in the rider) to the beneficiary upon the death of the insured child while the rider is in force.
Key limitations associated with this rider include the following:
•
To become an insured, a child must be between the ages of 15 days and 18 years, and the insurance terminates no later than the insured child’s 25th birthday.
•
The final date of the rider (i.e. one of the dates on which the rider would terminate) is the policy anniversary nearest the 65th birthday of the insured.
If you purchased this rider on your Policy for a coverage amount of $5,000 and one of your children were to die while your Policy and this rider were still in force, NELICO would pay a $5,000 death benefit to the beneficiary.
Acceleration of Death Benefit Rider, which for an additional fee allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill. In calculating the accelerated death benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner may not accelerate more than the greater of $250,000 or 10% of the death benefit (i.e., 10% of the “eligible proceeds” as defined in the rider). All Policy values and the death benefit on the remaining Policy (if any) will be reduced by the amount paid as an accelerated death benefit.
Key limitations associated with this rider include the following:
•
The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit (i.e., 10% of the “eligible proceeds” as defined in the rider).
•
The face amount of the Policy after payment of the accelerated death benefit must be at least equal to our published minimum limits of issue for the Base Policy.
•
All Policy values and the death benefit on the remaining Policy (if any) will be reduced in the same proportion as the amount of Eligible Proceeds that was applied to the accelerated death benefit.
•
Among the events that result in termination of the rider is payment of an accelerated death benefit.
If you added this rider to your Policy and both the Policy and rider were in force at a time the insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). For example, assume the Policy’s death benefit was $100,000 and the Cash Value was $25,000 at the time you elect to accelerate $20,000 (20%) of the death benefit. If the interest rate used to discount the future death benefit was 5%, you would receive $19,046 ($20,000 discounted at 5%), the Policy’s death benefit would be reduced by 20% to $80,000, and the Policy Cash Value would be reduced in the same proportion as the death benefit (20%) to $20,000.

When this rider is exercised, a processing fee of not more than $150 may be deducted. Currently, we are not imposing this charge, but we reserve the right to do so in the future. The accelerated death benefit is calculated using the benefit base, which reflects the assumptions described above and that may be otherwise applicable under the rider.
Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your financial representative regarding the availability of riders.
SURRENDERS AND PARTIAL SURRENDERS
Surrender
You may surrender a Policy for its Net Cash Value at any time while the insured is living. We determine the Net Cash Value of the surrendered Policy as of the date when we receive the surrender request. (See “Receipt of Communications and Payments at NELICO’s Designated Office”.) The Net Cash Value equals the Cash Value reduced by any Policy loan and accrued interest and by any applicable surrender charge. (See “Surrender Charge”.) We increase the Net Cash Value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the Net Cash Value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the Net Cash Value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See “Tax Considerations” below.)
Partial Surrender
You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its Net Cash Value. A partial surrender reduces the Policy’s death benefit and may reduce the Policy’s face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy’s Target Premium, on which we base any future surrender charges. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy’s required minimum.
We have the right to limit partial surrenders in any one Policy year to 20% of the Policy’s Net Cash Value on the date of the first partial surrender for the Policy year or, if less, the Policy’s available loan value. Currently, we permit partial surrenders of up to 75% of the Policy’s Net Cash Value per year. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the Net Cash Value.)
We deduct any surrender charge that applies to the partial surrender from the Policy’s remaining Cash Value in an amount proportional to the amount of the Policy’s face amount surrendered. The surrender charge applied reduces any remaining surrender charge that can be applied under your Policy.
You may not reinvest Cash Value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under “Deductions From Premiums”.
A partial surrender first reduces the Policy’s Cash Value in the Sub-Accounts of the Variable Account, in proportion to the amount of Cash Value in each, and then the Fixed Account, unless you request otherwise. (See “The Fixed Account” below.) We determine the amount of Net Cash Value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial surrender procedures. (See “Receipt of Communications and Payments at NELICO’s Designated Office”.)
A reduction in the death benefit as a result of a partial surrender may create a “modified endowment contract” or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See “Tax Considerations”.)

transfers
Transfer Option
After the Right to Return the Policy period, you may transfer your Policy's Cash Value between Sub-Accounts. We reserve the right to limit Sub-Account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of Sub-Account transfers per Policy year. We reserve the right to make a charge for tansfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the tranfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".
Restrictions on Frequent Transfers. Frequent requests from Policy Owners to transfer cash value may dilute the value of an Eligible Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds that are listed below (the “Monitored Portfolios”), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all other American Funds Insurance Series portfolios (“American Funds portfolios”) as Monitored Portfolios.
American Funds Global Small Capitalization Fund
Baillie Gifford International Stock Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the seven calendar days or a transfer out followed by a transfer in within the seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire Policy and will require future transfer requests to or from any Eligible Fund under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under the dollar cost averaging program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Eligible Fund.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Eligible Fund prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular underlying Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Dollar Cost Averaging
The Policy currently offers a dollar cost averaging program. With dollar cost averaging, your Cash Value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select (currently up to a maximum of ten including the Fixed Account). This transfer privilege allows you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers under these programs towards these totals. For more information about this feature, please contact your financial representative or see the Statement of Additional Information.
For example, you can instruct us to transfer $1,000 per month from any one Sub-Account to another Sub-Account that you select, such as the Brighthouse Bond Income Portfolio. Hypothetically, due to fluctuations in the value of the Portfolio, the $1,000 allocation might purchase 50 accumulation units of the Brighthouse Bond Income Sub-Account in the first month, 65 accumulation units in the second month and 45 accumulation units in the third month, for a total of 160 accumulation units over the three-month period. In contrast, if hypothetically, you had allocated the entire $3,000 instead of only $1,000 to the Brighthouse Bond Income Sub-Account in the first month, it would have purchased 150 accumulation units, so you would currently have 150 rather than 160 accumulation units of the Brighthouse Bond Income Sub-Account.
LOANS
You may borrow all or part of the Policy’s “loan value” at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See “Receipt of Communications and Payments at NELICO’s Designated Office”.) You should contact our Designated Office or your registered representative for information on loan procedures.
The Policy’s loan value equals:
(i)
90% of the Policy’s “projected Cash Value”; minus
(ii)
the Policy’s surrender charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus
(iii)
loan interest to the next loan interest due date.
In Alabama, your entire Cash Value is generally available for loans; In Texas, in additional to 90% of the Cash Value in the Sub-Accounts, you can borrow up to 100% of the Cash Value in the Fixed in the Fixed Account. The “projected Cash Value” is the Cash Value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy’s projected Cash Value, rather than 90%, for Policy years 16 and after.
A Policy loan reduces the Policy’s Cash Value in the Sub-Accounts by the amount of the loan. You may repay all or part of your loan at any time while the insured is still alive. A loan repayment increases the Cash Value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the Cash Value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the Cash Value in each. (See “Receipt of Communications and Payments at NELICO’s Designated Office.”)

The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy’s Cash Value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy’s Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years, 5.25% for Policy years 16 through 25, and 5.40% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy’s Sub-Accounts annually, in proportion to the Cash Value in each. (For Policies issued in New York, we will credit not less than 4.75% per year in Policy years 16 through 25, and 4.9% thereafter.)
The amount taken from the Policy’s Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and Cash Value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.
If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See “Deductions from Premiums”.)
Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. (See “Tax Considerations” below). A tax adviser should be consulted when considering a loan.
If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which partial surrenders and loans exceed the premiums paid to date. Please be advised that loans and partial surrenders reduce the Policy’s Cash Value and any remaining Cash Value may be insufficient to pay the income tax on your gains.
Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See “Tax Considerations”.
LAPSE AND REINSTATEMENT
Lapse
In general, in any month that your Policy’s Net Cash Value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. You can protect your Policy against lapse during the first five Policy years by paying the Minimum Premiums.
Minimum Premiums. In general, if you pay the five-year Minimum Premium amount on time, the Policy will not lapse even if the Net Cash Value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved or we correct a misstatement of the insured’s age or sex. We base the Minimum Premium amount (shown in your Policy) on your Policy’s face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.
Under Policies issued in New Jersey, if you have met the requirements for the five-year Minimum Premium death benefit guarantee at the end of the five-year guarantee period, the Policy will not lapse during the sixth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable surrender charge for the sixth Policy year.
If your Policy is not protected by the five-year Minimum Premium guarantee, any month that your Policy’s Net Cash Value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62-day grace period for payment of a premium large enough to pay the amount due. The amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; and a premium large enough to permit the five-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.
Your Policy may also lapse if Policy loans plus accrued interest at any time exceed the Policy’s Cash Value less the surrender charge on the next Policy loan interest due date (or, if the surrender charge would be greater, on the date the calculation is made). This is called an “excess Policy loan”, and in these circumstances, we notify you that the Policy is going to terminate. We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions. The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See “Tax Considerations” below.)
Reinstatement
If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.
If we deducted a surrender charge on lapse, we credit it back to the Policy’s Cash Value on reinstatement. The surrender charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the surrender charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.
THE FIXED ACCOUNT
The Policy has a Fixed Account option only in states that approve it. It is not available under Policies issued in New Jersey.
You may allocate net premiums and transfer Cash Value to the Fixed Account, which is part of NELICO’s general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.
General Description
Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.
Our obligations under the Policy that exceed the Cash Value in the Variable Account are paid from our general account. Such obligations, which include the death benefit under the Base Policy as well as death and other benefits provided under any optional rider, are paid from the general account and are subject to the financial strength and claims-paying ability of the Company.
We can change our Fixed Account interest crediting procedures. Currently, all Cash Value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account Cash Value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account Cash Value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or Cash Value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy’s Cash Value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.
Values and Benefits
Cash Value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy’s Sub-Accounts in proportion to the amount of Cash Value in each. (See “Deductions from Cash Value”.) A Policy’s total Cash Value includes Cash Value in the Variable Account, the Fixed Account, and any Cash Value held in our general account (but outside of the Fixed Account) due to a Policy loan.
Cash Value in the Fixed Account is included in the calculation of the Policy’s death benefit in the same manner as the Cash Value in the Variable Account. (See “Death Benefits”.)
Policy Transactions
We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See “Allocation of Net Premiums”.)
Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.
Transfers from the Fixed Account to the Variable Account are allowed only once in each Policy year. We process a transfer from the Fixed Account only if we receive the transfer request within the 30 day period after the Policy anniversary. We make the transfer as of the date we receive the transfer request at our Designated Office. We are not currently imposing this limitation on transfers from the Fixed Account, but we reserve the right to do so.
The amount of Cash Value you may transfer from the Fixed Account is limited to the greater of 25% of the Policy’s Cash Value in the Fixed Account on the transfer date or the amount of Cash Value transferred from the Fixed Account in the preceding Policy year. Although we are not currently imposing that limitation on transfers from the Fixed Account, we reserve the right to do so. However, it is important to note that if we impose this limit, it could take a number of years to fully transfer a current balance from the Fixed Account to the Sub-Accounts of the Variable Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon. Regardless of these limits, if a transfer of Cash Value from the Fixed Account would reduce the remaining Cash Value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account Cash Value. We may limit the total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.
Unless you request otherwise, a Policy loan reduces the Policy’s Cash Value in the Sub-Accounts and not the Fixed Account. If there is not enough Cash Value in the Policy’s Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy’s Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy’s Cash Value in the Sub-Accounts and the Fixed Account in proportion to the Policy’s Cash Value in each on the day it is credited.
Unless you request otherwise, we take partial surrenders only from the Policy’s Sub-Accounts and not the Fixed Account. If there is not enough Cash Value in the Policy’s sub-accounts for the partial surrender, we take the balance from the Fixed Account.
We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

CHARGES
We make certain charges and deductions under the Policy. These charges and deductions compensate us generally for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Services and benefits we provide:
—
the death benefit, cash, and loan benefits under the Policy
—
investment options, including premium allocations
—
administration of elective options
—
reports to Policy Owners
Costs and expenses we incur:
—
costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
—
overhead and other expenses for providing services and benefits
—
sales and marketing expenses
—
other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
—
that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
—
that the cost of providing the services and benefits under the Policies exceed the charges we deduct
The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.
Transaction Charges
Deductions from Premiums
Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your Cash Value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.
Sales Charge. We deduct a 4% sales charge from premiums. We impose a sales charge to reimburse us generally for policy sale expenses and distribution expenses.
The sales charge is 3% rather than 4% for:
—
Policies used in a business situation or a tax-qualified pension plan where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.
—
All other Policies with a face amount of at least $500,000.
For this purpose, the face amount includes the face amount of any Level Term Insurance Rider.
During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See “Surrender Charge” below.)

State Premium Tax Charge. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary by state (or jurisdiction) and the 2.5% charge may be greater or less than the tax imposed in your state (or jurisdiction). Administrative expenses covered by this charge include those generally related to premium tax and certain other state filings.
Federal Premium Tax Charge. We deduct 1% from each premium for our Federal income tax liability related to premiums.
Surrender Charge
If, during the first eleven Policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a surrender charge from the Cash Value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the surrender charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The surrender charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum surrender charge is shown in your Policy. We impose a surrender charge to reimburse us generally for policy sale expenses, including commissions and other distribution, promotion, underwriting and acquisition expenses.
Deferred Sales Charge. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy’s face amount. (To determine the Target Premium, we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See “Monthly Charges for the Cost of Insurance” below.)
For Policies on insureds whose issue age is 55 or less at issue, the Deferred Sales Charge that applies during the first Policy year is equal to 55% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second through fifth Policy years is equal to 72% of premiums paid up to one Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge will never exceed 72% of one Target Premium.
Examples — Deferred Sales Charges
Insured	Hypothetical Target Premium	Maximum Deferred Sales Charge (72% of Hypothetical Target Premium)
Male, Age 40 Nonsmoker Preferred Face Amount $500,000	$3,785.00	$2,725.20
Female, Age 45 Smoker Preferred Face Amount $100,000	$1,101.00	$792.72
Male, Age 55 Smoker Standard Face Amount $1,000,000	$22,910.00	$16,495.23

The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue. The table shows the charge that applies if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.
	For Policies which are Surrendered, Lapsed or Reduced During	The Maximum Deferred Sales Charge is the Following Percentage of One Target Premium
Entire Policy Year	1	55%
	2	72%
	3	72%
	4	72%
	5	72%
Last Month of Policy Years	6	60%
	7	48%
	8	36%
	9	24%
	10	12%
	11	0%
For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years one through five for insureds with an issue age up through 65, in Policy years one through four for insureds with an issue age from 66 through 75, and in Policy years one and two for insureds with an issue age above 75.
In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy’s remaining Cash Value in an amount that is proportional to the amount of the Policy’s face amount surrendered. (See “Partial Surrender”.) The charge reduces the Policy’s Cash Value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy’s Cash Value in each.
Deferred Administrative Charge. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.
	For Policies which are Surrendered, Lapsed or Reduced During the Policy Year Shown	Deferred Administrative Charge per $1,000 of Base Policy Face Amount
Entire Policy year	1	$2.50
Last Month of Policy Year*	2	2.25
	3	2.00
	4	1.75
	5	1.50
	6	1.25
	7	1.00
	8	0.75
	9	0.50
	10	0.25
	11	0.00

* The charge declines monthly after the end of the first Policy year.
For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

Transfer Charge
We reserve the right to impose a processing charge of $25 on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us generally for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.
Base Policy Charges
Deductions from Cash Value
On the first day of each Policy month, starting with the Policy Date, we deduct the “Monthly Deduction” from your Cash Value.
—
If your Policy is protected against lapse by the five-year Minimum Premium guarantee, we make the Monthly Deduction each month unless the Cash Value equals zero. (See “Lapse”.)
—
If the five-year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the Net Cash Value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See “Lapse and Reinstatement”.)
The Monthly Deduction reduces the Cash Value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the Cash Value in each.
The Monthly Deduction includes the following charges:
Policy Fee. The Policy fee is currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). The Policy fee is currently $6.00 per month rather than $5.00 after the first Policy year for Policies sold to tax-qualified pension plans. The Policy fee compensates us generally for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports and overhead costs.
Administrative Charge. We deduct an Administrative Charge to compensate us generally for administrative expenses incurred in connection with underwriting, issuing and administering the Policy. The Administrative Charge is currently equal to $0.08 per $1,000 of Base Policy face amount per month in the first Policy year and $0.02 per $1,000 of base Policy face amount per month thereafter (guaranteed not to exceed $0.08 per $1,000 of Base Policy face amount per month in the first Policy year and $0.04 per $1,000 of base face amount per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of face amount per month rather than $0.02.
Currently we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy’s face amount above $2 million.
Monthly Charges for the Cost of Insurance. This charge compensates us generally for the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the “amount at risk” under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy’s Cash Value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders and face amount reductions. The cost of insurance rate for your Policy changes from month to month.
The guaranteed cost of insurance rates for a Policy depend on the insured’s
—
underwriting class
—
age on the first day of the Policy year
—
sex (if the Policy is sex-based).

The current cost of insurance rates will also depend on
—
the insured’s age at issue
—
the Policy year
—
the face amount, including Level Term Insurance (for Policies not sold in a business situation or to a tax-qualified pension plan)
—
the average face amount (including Level Term Insurance) sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).
We guarantee that the rates for underwritten Policies will not be higher than rates based on
—
the 1980 Commissioners Standard Ordinary Mortality Tables (the “1980 CSO Tables”) with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)
—
the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).
The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.
The underwriting classes we use are
—
for Policies issued on non-juvenile insureds: smoker preferred, smoker standard, smoker aggregate, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard, automatic issue smoker and automatic issue nonsmoker
—
for Policies issued on juvenile insureds: standard and substandard
Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)
The three standard smoker and nonsmoker classes available for underwritten Policies are:
—
smoker and nonsmoker preferred and standard, for Policies with face amounts of $100,000 or more where the issue age is 20 through 75
—
smoker and nonsmoker aggregate, for Policies with face amounts (including any Level Term Insurance) below $100,000 and for all Policies where the issue age is above 75.
Within each standard category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.
Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured. Within a given underwriting class, different current cost of insurance rates will apply if the Policy is sold to a tax-qualified pension plan.
Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy’s cost of insurance rates. The current cost of insurance rates generally will be more favorable for a particular insured if:
—
For a Policy not used in a business situation or in a tax-qualified pension plan, the face amount (including any Level Term Insurance Rider) is at least $500,000.
—
For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average face amount (including Level Term Insurance) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.

We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The automatic issue cost of insurance rates vary based on the same factors that determine underwritten cost of insurance rates, except that the preferred smoker and nonsmoker classes are not available. The cost of insurance rates are guaranteed not to exceed 150% of the 1980 CSO (unisex) Tables (with smoker/nonsmoker modifications for non-juvenile insureds.) Generally the current automatic issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.
Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred smoker and nonsmoker classes are not available for these Policies. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used as compared to what the cost of insurance rate would be under a substantially similar policy issued to a healthy individual and issued without using simplified underwriting.
Loan Interest Spread
We charge you interest on a loan at a maximum effective rate of 5.5% per year, compounded daily. We also credit interest on the amount we take from the Policy’s Sub-Accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 1.5%.
Face Amount Increase Charge
If, in the future, we administer face amount increases as increases in the face amount of the initial Policy, we may apply a maximum charge of $2.50 per $1,000 of face amount increase when the increase takes effect. Currently there would be no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge would compensate us generally for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.
Optional Benefit Charges
Each optional rider is subject to its own charge, which is in addition to the charges applicable to the Base Policy. The charges set forth here are the maximum charges – please see the Fee Tables section of this prospectus for current charges and certain other information.
Level Term Insurance Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $500.00 per $1,000 of net amount at risk is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Temporary Term Insurance Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $9.00 per $1,000 of the rider face amount is deducted monthly. The charge compensates us generally for the risks associated with the premature death of the insured.
Children’s Insurance Rider. The maximum charge of $0.50 per $1,000 of the rider face amount is deducted monthly. The charge compensates us generally for the risks associated with a premature and/or unexpected death of the insured child.
Waiver of Monthly Deduction Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $67.77 per $1,000 of monthly deduction is assessed monthly. In the event of total disability as defined in the rider, we do not deduct the monthly deductions under the Policy, and thus the charge compensates us generally for such a risk of total disability on the part of the insured.
Acceleration of Death Benefit Rider. The maximum charge to accelerate the death benefit under this rider is a fee of $150 that would be assessed at the time of benefit payment. The charge compensates us generally for the cost associated with making a payment of the accelerated death benefit proceeds.

Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account
Mortality and Expense Risk Charge. We charge the Sub-Accounts of the Variable Account to compensate us generally for the mortality and expense risks we assume.
Currently, the charge is made daily at an annual rate of .25% of the Sub-Accounts’ assets. The charge is reduced to an annual rate of .20% for:
—
A Policy not used in a business situation or in a tax-qualified pension plan which has a face amount (including any Level Term Insurance Rider) of at least $500,000;
—
A Policy used in a business situation or in a tax-qualified pension plan where either (1) the average face amount (including Level Term Insurance) is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.
We have the right to increase the charge, up to a maximum annual rate of .50%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.
We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-Account investing in the Brighthouse/Wellington Large Cap Research Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-Account investing in the MFS® Research International Portfolio and 0.62% for the Sub-Account investing in the Invesco Global Equity Portfolio.
Charges for Income Taxes. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See “NELICO’s Income Taxes”.)
Eligible Fund Expenses. Charges for the Eligible Funds are deducted from, and the expenses are paid out of, the assets of the Eligible Funds. These are described in the Eligible Fund prospectuses.
Commissions Paid to Dealers
The maximum commissions paid for sale of the Policies are as follows: 117% of premiums paid up to the Commissionable Target Premium, and 7% of premiums paid in excess of Commissionable Target premium in Policy year 1; 8.0% of all premiums paid in Policy years 2 through 4, 5.0% of all premiums paid in Policy years 5 through 10; and 2.0% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
TAX CONSIDERATIONS
Introduction
The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.

Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.
In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.
The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General—Death Benefits. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.
In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.
The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as MECs with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test”. A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.
Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:
(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
(2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.
(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1∕2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.
Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan.
Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10 percent additional income tax.
Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Multiple Policies. All MECs that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In 2023, federal tax law provides for a $12,920,000 gift, estate and generation-skipping transfer tax exemption, which will be indexed for inflation in subsequent years. Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Other Tax Considerations.  The tax consequences of continuing the Policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s 100th year.
Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the Cash Value is not income taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.

Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.
Transfer of Issued Life Insurance Policies to Third Parties.  If you transfer the Policy to a third party, including the sale of the Policy to a life settlement company, such transfer may be taxable. As noted above, the death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under Code section 6050Y and applicable tax regulations. You should consult with a qualified tax adviser for additional information prior to transferring the Policy.
Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy Cash Value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.
In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO’s Income Taxes
Tax Credits and Deductions. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.
Other Tax Considerations. Under current Federal income tax law, NELICO is not taxed on the Variable Account’s operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
DISTRIBUTION OF THE POLICIES
The Policies are no longer offered for sale.
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (“Distributor”), for the distribution of the Policies. Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
We and Distributor entered into selling agreements with broker-dealers (“selling firms”) for the sale of the Policies through their financial representatives.
Commissions and Other Cash Compensation
All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.
The maximum commissions paid for sale of the Policies are as follows: 117% of premiums paid up to the Commissionable Target Premium, and 7% of premiums paid in excess of Commissionable Target premium in Policy year 1; 8.0% of all premiums paid in Policy years 2 through 4, 5.0% of all premiums paid in Policy years 5 through 10; and 2.0% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium.
Other Payments
Distributor may enter into preferred distribution arrangements with selected selling firms under which the selling firm may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be a flat fee, or depend on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies). Marketing allowance payments may also vary depending meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by financial representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.

These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the Policies. Distributor’s management team and registered representatives may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.
In addition to the distribution arrangements discussed above, Distributor has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms.  These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Policies by the selling firms.  Distributor pays compensation to wholesaling firms in connection with these services.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
LEGAL PROCEEDINGS
In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Variable Account or of NELICO to meet its obligations under the Policies.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
FINANCIAL STATEMENTS
Financial statements for the Variable Account and New England Life Insurance Company are included in the Statement of Additional Information. NELICO’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX A: TAX LAW AND THE DEATH BENEFIT
In order to meet the Internal Revenue Code’s definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy’s cash value. These percentages are set forth below.
Age of Insured at Start of the Policy Year	Percentage of Cash Value*	Age of Insured at Start of the Policy Year	Percentage of Cash Value*
0 through 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75 through 90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94 through 99	101
59	134	100	100
60	130

* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.
A-1

THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
AND NET CASH VALUES
The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured’s characteristics. They show how the death benefit, Net Cash Value and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $300,000 for a male aged 35. The insured is assumed to be in the nonsmoker preferred underwriting class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See “Charges”.) The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. Illustrations show the Option 1 death benefit.
Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) Cash Values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.
The death benefits, Net Cash Values and Cash Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, and a charge for the cost of insurance) from the Cash Value on the first day of each Policy month. The Net Cash Values reflect a surrender charge deducted from the Cash Value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, Net Cash Values and Cash Values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .25% (on a current basis) and .50% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See “Charges”.) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of [ %] of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.
The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -0.94%, 5.01% and 8.97%, respectively, based on the current charge for mortality and expense risks and -1.18%, 4.75% and 8.70%, respectively, based on the guaranteed maximum charge for mortality and expense risks.
If you request, we will furnish a personalized illustration reflecting the proposed insured’s age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

Male Issue Age 35
$2,215 Annual Premium for
NonSmoker Preferred Underwriting Risk
$300,000 Face Amount
Option 1 Death Benefit
This illustration is based on CURRENT Policy charges.
End of Policy Year	DEATH BENEFIT Assuming Hypothetical Gross Annual Rate of Return of			NET CASH VALUE Assuming Hypothetical Gross Annual Rate of Return of			CASH VALUE Assuming Hypothetical Gross Annual Rate of Return of
	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	300,000	300,000	300,000	0	0	0	1,063	1,154	1,215
2	300,000	300,000	300,000	437	697	876	2,430	2,689	2,869
3	300,000	300,000	300,000	1,835	2,353	2,723	3,753	4,271	4,640
4	300,000	300,000	300,000	3,188	4,056	4,695	5,031	5,899	6,537
5	300,000	300,000	300,000	4,491	5,802	6,798	6,259	7,569	8,566
6	300,000	300,000	300,000	5,961	7,810	9,263	7,434	9,283	10,736
7	300,000	300,000	300,000	7,371	9,854	11,873	8,549	11,033	13,052
8	300,000	300,000	300,000	8,735	11,953	14,659	9,619	12,837	15,542
9	300,000	300,000	300,000	10,669	14,734	18,268	11,258	15,324	18,857
10	300,000	300,000	300,000	12,556	17,610	22,145	12,851	17,905	22,439
15	300,000	300,000	300,000	20,090	32,354	45,252	20,090	32,354	45,252
20	300,000	300,000	300,000	25,975	49,764	79,338	25,975	49,764	79,338
25	300,000	300,000	300,000	29,780	70,321	130,516	29,780	70,321	130,516
30	300,000	300,000	300,000	30,979	94,668	208,856	30,979	94,668	208,856
35	300,000	300,000	380,242	28,318	123,483	330,646	28,318	123,483	330,646
40	300,000	300,000	542,923	18,530	157,043	517,069	18,530	157,043	517,069
45		300,000	842,910		196,248	802,771		196,248	802,771
50		300,000	1,296,125		244,068	1,234,404		244,068	1,234,404
55		328,718	1,974,715		313,065	1,880,681		313,065	1,880,681
60		410,186	2,896,827		406,124	2,868,146		406,124	2,868,146
65		527,425	4,400,205		527,425	4,400,205		527,425	4,400,205
IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY’S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Male Issue Age 35
$2,215 Annual Premium for
NonSmoker Preferred Underwriting Risk
$300,000 Face Amount
Option 1 Death Benefit
This illustration is based on GUARANTEED Policy charges.
End of Policy Year	DEATH BENEFIT Assuming Hypothetical Gross Annual Rate of Return of			NET CASH VALUE Assuming Hypothetical Gross Annual Rate of Return of			CASH VALUE Assuming Hypothetical Gross Annual Rate of Return of
	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	300,000	300,000	300,000	0	0	0	1,060	1,150	1,211
2	300,000	300,000	300,000	331	587	763	2,324	2,579	2,756
3	300,000	300,000	300,000	1,625	2,128	2,487	3,543	4,045	4,404
4	300,000	300,000	300,000	2,872	3,705	4,320	4,715	5,548	6,163
5	300,000	300,000	300,000	4,066	5,315	6,268	5,834	7,083	8,035
6	300,000	300,000	300,000	5,426	7,177	8,556	6,899	8,650	10,029
7	300,000	300,000	300,000	6,723	9,063	10,969	7,902	10,241	12,148
8	300,000	300,000	300,000	7,959	10,975	13,519	8,843	11,859	14,402
9	300,000	300,000	300,000	9,126	12,907	16,208	9,715	13,496	16,797
10	300,000	300,000	300,000	10,225	14,861	19,052	10,519	15,155	19,346
15	300,000	300,000	300,000	13,259	23,527	34,662	13,259	23,527	34,662
20	300,000	300,000	300,000	13,049	31,197	55,186	13,049	31,197	55,186
25	300,000	300,000	300,000	7,644	35,668	82,025	7,644	35,668	82,025
30		300,000	300,000		32,346	117,095		32,346	117,095
35		300,000	300,000		10,771	163,822		10,771	163,822
40			300,000			232,700			232,700
45			369,788			352,179			352,179
50			557,704			531,147			531,147
55			820,487			781,416			781,416
60			1,165,606			1,154,065			1,154,065
65			1,685,457			1,685,457			1,685,457
IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY’S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS PAGE INTENTIONALLY LEFT BLANK.

APPENDIX C:ELIGIBLE FUNDS AVAILABLE UNDER THE POLICY
The following is a list of Eligible Funds available under the Policy. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF11. You can also request this information at no cost by calling (800) 388-4000 or by sending an email request to rcg@brighthousefinancial.com. The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 2# Capital Research and Management CompanySM	0.91%	-29.55%	2.79%	6.84%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	-16.50%	7.83%	11.54%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America — Class 2# Capital Research and Management CompanySM	0.46%	-12.58%	0.76%	1.36%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.73%	-19.89%	5.44%	8.94%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	-19.02%	8.82%	12.46%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.64%	-24.71%	2.06%	3.77%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	-15.78%	-1.70%	4.41%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	-31.70%	3.03%	8.05%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	-35.04%	4.47%	10.10%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.57%	-27.86%	5.54%	10.34%
Seeks capital appreciation.	MFS® Research International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	-17.30%	3.08%	5.02%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.77%	-11.60%	2.09%	0.99%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.49%	-14.34%	0.04%	1.07%
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio — Class A‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.54%	-15.09%	3.60%	5.67%
Seeks growth of capital.	SSGA Growth ETF Portfolio — Class A‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.57%	-15.67%	4.38%	6.91%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. Sub-Subadviser: T. Rowe Price Investment Management, Inc.	0.70%	-22.33%	7.44%	12.18%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.59%	-2.45%	10.12%	10.43%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.73%	-28.60%	-0.23%	4.45%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.63%	-37.61%	7.68%	11.66%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	1.44%	1.12%	0.68%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class A#‡ Brighthouse Investment Advisers, LLC	0.63%	-12.54%	1.78%	2.96%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.62%	-13.63%	2.82%	4.64%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.65%	-15.17%	3.94%	6.33%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.68%	-17.71%	4.79%	7.79%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.76%	-12.62%	4.82%	8.29%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.70%	-28.15%	6.39%	10.57%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	-38.87%	8.40%	13.05%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	-15.06%	5.32%	9.89%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.86%	-22.96%	7.75%	11.62%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.29%	-13.26%	6.45%	10.51%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.60%	-9.63%	5.19%	7.39%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.57%	-40.46%	4.93%	11.29%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.55%	-16.66%	0.18%	2.19%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.49%	-9.01%	0.19%	0.68%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Equity-Income Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.51%	-4.96%	8.16%	10.19%
#
These Eligible Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Eligible Funds' prospectuses for additional information regarding these arrangements.
‡
This Eligible Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

THIS PAGE INTENTIONALLY LEFT BLANK.

The Statement of Additional Information (“SAI”) dated May 1, 2023 includes additional information about the Variable Account. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request other information about the Policy, or to make other investor inquiries, call us at (800) 388-4000.
Reports and other information about Variable Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The EDGAR contract identifier number for the Policy is C000011866.

ZENITH FLEXIBLE LIFE 2001
ZENITH FLEXIBLE LIFE 2002
FLEXIBLE PREMIUM ADJUSTABLE
VARIABLE LIFE INSURANCE POLICIES
New England Variable Life Separate Account
Issued by New England Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
(PART B)
May 1, 2023
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectuses dated May 1, 2023. A copy of the Variable Life Insurance Policy Prospectuses may be obtained by writing to New England Life Insurance Company, P.O. Box 323, Warwick, RI 02887-0323, by calling (800) 388-4000, by visiting https://dfinview.com/BHF/TAHD/BHF11 for the Zenith Flexible Life 2001 Policy or https://dfinview.com/BHF/TAHD/BHF12 for the Zenith Flexible Life 2002 Policy, or by accessing the Securities and Exchange Commission’s website at https://www.sec.gov/.
This SAI contains information in addition to the information described in the Prospectuses for the Variable Life Insurance Policies offered by New England Life Insurance Company. The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
Book 410-411 SAI
SAI-1

TABLE OF CONTENTS
Page
General Information and History	SAI-3
The Company	SAI-3
The Variable Account	SAI-3
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY	SAI-3
SERVICES	SAI-3
Distribution of The Policies	SAI-4
Additional Information About the Operation of the Policies	SAI-4
Dollar Cost Averaging for Zenith Flexible Life 2001 Policies	SAI-4
Dollar Cost Averaging for Zenith Flexible Life 2002 Policies	SAI-5
Portfolio Rebalancing for Zenith Flexible Life 2002 Policies	SAI-5
Additional Information About Charges	SAI-6
Group or Sponsored Arrangements	SAI-6
Limits to Nelico’s Right to Challenge the Policy	SAI-6
Misstatement of Age or Sex	SAI-6
Reports	SAI-6
Personalized Illustrations	SAI-7
Performance Data	SAI-7
Independent registered public accounting firm	SAI-7
Independent AUDITOR	SAI-7
Financial Statements	SAI-8
SAI-2

General Information and History
The Company
New England Life Insurance Company (the “Company” or “NELICO”) was organized as a stock life insurance company in Delaware in 1980 as New England Variable Life Insurance Company and is licensed to conduct business in all 50 states and the District of Columbia. On August 30, 1996, the Company changed its name to New England Life Insurance Company and also changed its state of domicile to the Commonwealth of Massachusetts. The Company is currently an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. The Company’s executive offices are located at 125 High Street, Suite 732, Boston, MA 02110.
The Variable Account
We established New England Variable Life Separate Account (the “Variable Account”) as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a “separate account” under Federal securities laws, and is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account’s management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds. We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them. Normally we promptly make payments of Cash Value, or of any loan value available, from Cash Value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest. The Eligible Funds’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.
SERVICES
NELICO maintains certain books and records of the Variable Account and provides certain issuance and other administrative services for the Policies. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Policies as well as other contracts and policies issued by NELICO. The amount paid by Brighthouse Services, LLC on behalf of NELICO to Computer Sciences Corporation for the period January 1, 2020 through December 31, 2020 was $2,380,491, for the period January 1, 2021 through December 31, 2021 was $2,242,025 and for the period January 1, 2022 through December 31, 2022 was $2,244,448.
SAI-3

Distribution of The Policies
The Policies are no longer offered for sale and are a continuous offering.
Our affiliate, Brighthouse Securities, LLC (“Distributor”), serves as principal underwriter for the Policies. Distributor’s principal executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. Sales representatives are appointed as our insurance agents.
The table below shows the total commissions paid with respect to the Variable Account in the years indicated.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2022	$6,205,493	$0
2021	$1,536,991	$0
2020	$1,417,477	$0
Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.
Additional Information About the Operation of the Policies
Dollar Cost Averaging for Zenith Flexible Life 2001 Policies
You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.
Under this feature, you may request that a certain amount of your Cash Value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of Cash Value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your financial representative. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient Cash Value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.
SAI-4

Dollar Cost Averaging for Zenith Flexible Life 2002 Policies
You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.
Under this feature, you may request that a certain amount of your Cash Value be transferred on a monthly basis from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your financial representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See “Portfolio Rebalancing” below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. Transfers will be suspended in any month in which there is insufficient Cash Value in the Sub-Account you selected as the source for the transfers, but will resume once there is sufficient Cash Value. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.
Portfolio Rebalancing for Zenith Flexible Life 2002 Policies
You can select a portfolio rebalancing program for your Cash Value. Cash Value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your Cash Value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer Cash Value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.
There are two methods of rebalancing available—periodic and variance.
Periodic Rebalancing.  Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the Cash Value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.
Variance Rebalancing.  Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.
If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.
You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.
Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See “Dollar Cost Averaging”.) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.
SAI-5

Additional Information About Charges
Group or Sponsored Arrangements
We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.
We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your financial representative for any variations that may be available and appropriate for your case.
We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO’s affiliates, without a deduction for any sales charge from the amount of Net Cash Value that you transfer to the Policy. Eligibility conditions apply. Your financial representative can advise you regarding terms and availability of these programs.
Limits to Nelico’s Right to Challenge the Policy
Generally, we can challenge the validity of your Policy or a rider during the insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured’s lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.
Misstatement of Age or Sex
If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured’s age or sex, the Policy’s death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured’s correct age and, if the Policy is sex-based, correct sex.
Reports
We will send you an annual statement showing your Policy’s death benefit, Cash Value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
The shareholder reports for the Eligible Funds available under your Policy will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/BHF/TAHD/BHF11 for the Zenith Flexible Life 2001 Policy or https://dfinview.com/BHF/TAHD/BHF12 for the Zenith Flexible Life 2002 Policy.
SAI-6

Personalized Illustrations
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, Net Cash Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, Net Cash Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Performance Data
We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect the fees and expenses of the underlying Eligible Funds and, for Zenith Flexible Life 2001 policies only, the mortality and expense risk charge. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.
Independent registered public accounting firm
The financial statements comprising each of the Sub-Accounts of New England Variable Life Separate Account, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Independent AUDITOR
The statutory-basis financial statements of New England Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
SAI-7

Financial Statements
The financial statements comprising each of the Sub-Accounts of the Variable Account and the statutory-basis financial statements of NELICO are incorporated by reference to the submission form type N-VPFS, File No. 811-03713, filed by the Variable Account with the SEC on April 18, 2023.
The statutory-basis financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.
SAI-8

Part C – OTHER INFORMATION
ITEM 30. Exhibits
(a)
January 31, 1983 Resolution of the Board of Directors of NEVLICO (Incorporated herein by reference to Post-
Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-66864, filed
February 25, 1998.)

(b)	None.

(c)	(i)
Distribution Agreement between NEVLICO and NELESCO (Incorporated herein by reference to Post-Effective
Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 24,
1998.)

(ii)
Form of Contract between NELICO and its General Agents (Incorporated herein by reference to Post-Effective
Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-66864, filed
February 25, 1998.)

(iii)
Form of Contract between NELICO and its Agents (Incorporated herein by reference to Post-Effective
Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 24,
1998.)

	(iv)	Commission Schedule for Policies (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed August 18, 2000.)

(v)
Form of Contract among NES, NELICO and other broker dealers (Incorporated herein by reference to Pre-
Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 333-21767, filed
July 16, 1997.)

	(vi)	Forms of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed on April 28, 2004.)

	(vii)	Form of Retail Sales Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-6, File No. 333-46401, filed April 26, 2006.)

(viii)
Enterprise Sales Agreement between MetLife Investors Distribution Company and Broker Dealers dated
February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s
Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2010.)

(ix)
Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated
September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s
Registration Statement on Form N-6, File No. 333-103193, filed April 23, 2013.)

(x)
Principal Underwriting Agreement between NELICO and MetLife Investors Distribution Company dated
April 28, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s
Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2014.)

(xi)
Principal Underwriting and Distribution Agreement between New England Life Insurance Company and
Brighthouse Securities, LLC (effective March 6, 2017) (Incorporated herein by reference to Post-Effective
Amendment No. 17 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed
April 27, 2017.)

(xii)
Form of Brighthouse Securities, LLC Sales Agreement (Incorporated herein by reference to Post-Effective
Amendment No. 18 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed
April 25, 2018.)

	(xiii)	Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Filed herewith.)

(d)	(i)	Specimen of Policy (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed April 24, 1998.)

	(ii)	Additional Specimen of Policy (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed August 18, 2000.)

	(iii)	Riders and Endorsements (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed April 24, 1998.)

	(iv)	Rider: Waiver of Monthly Deduction (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 333-46401, filed July 9, 1998.)

	(v)	Temporary Term Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed January 20, 1999.)

	(vi)	Exclusion from Benefits Riders (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement Form S-6, File No. 033-88082, filed April 27, 1999.)

	(vii)	Endorsement - Unisex rates (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-66864, filed February 25, 1998.)

	(viii)	Extended Maturity Rider (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed February 29, 2000.)

(ix)
Additional Extended Maturity Endorsement, Level Term Rider and Change Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File
No. 033-88082, filed August 18, 2000.)

(e)	(i)
Specimens of Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed April 24, 1998.)

(ii)
Additional Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed January 20, 1999.)

(iii)
Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment No. 7 to the
Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed on April 28, 2004.)

(iv)
Updated Enterprise Application for Policy (Incorporated herein by reference to Post-Effective Amendment
No. 11 to the Registrant’s Registration Statement on Form N-6, File No. 333-73676, filed April 27, 2005.)

(f)	(i)	Amended and Restated Articles of Organization of NELICO (Incorporated herein by reference to the Registrant’s Registration Statement on Form S-6, File No. 333-21767, filed February 13, 1997.)

(ii)
Amendments to Amended and Restated Articles of Organization (Incorporated herein by reference to Post-
Effective Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 033-65263, filed
February 24, 1999.)

(iii)
Amended and Restated By-Laws of NELICO (Incorporated herein by reference to Post-Effective Amendment
No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 333-21767, filed April 25, 2001.)

(iv)
Amended and Restated By-Laws of NELICO (effective July 11, 2019). (Incorporated herein by reference to
Post-Effective Amendment No.25 to Registrant’s Registration Statement on Form N-6, filed April 25, 2002.)

(g)
Reinsurance Agreements (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s
Registration Statement on Form N-6, File Nos. 333-103193/811-03713, filed on April 28, 2003.)

(h)	(i)
Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and
New England Variable Life Insurance Company (Incorporated herein by reference to Post-Effective
Amendment No. 9 to the Registrant’s Registration Statement on Form S-6, File No. 033-52050, filed April 24,
1998.)

(ii)
Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
Corporation and New England Variable Life Insurance Company (Incorporated herein by reference to Pre-
Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed
June 22, 1995.)

(iii)
Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and
New England Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No.
11 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed November 9, 2000.)

(iv)
Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors
Corporation and New England Life Insurance Company (Incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registrant’s Registration Statement on Form S-6, File No. 333-89409, filed
February 26, 2001.)

(v)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors
Distribution Company and New England Life Insurance Company (Incorporated herein by reference to the
Registrant’s Form S-6 Registration Statement on Form S-6, File No. 333-73676, filed November 19, 2001.)

(vi)
Participation Agreement among American Funds Insurance Series, Capital Research and Management
Company and New England Life Insurance Company (Incorporated herein by reference to Post-Effective
Amendment No. 4 to the Registrant’s Registration Statement on Form S-6, File No. 333-89409, filed July 20,
2001.)

(vii)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors
Distribution Company and New England Life Insurance Company (8/31/2007) (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-6, File
No. 333-73676, filed April 22, 2008.)

(viii)
First Amendment to the Participation Agreement with the Met Investors Series Trust (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-6, File
No. 333-46401, filed April 23, 2009.)

(ix)
Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and
Management Company and New England Life Insurance Co. dated April 30, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-6, File
No. 333-46401, filed April 22, 2011.)

(x)
Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance
Co. dated April 30, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 16 to the
Registrant’s Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.)

(xi)
Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund,
Inc. dated April 30, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 12 to the
Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.)

(xii)
Amendment to the Participation Agreement between Fidelity Distributors Corporation and New England Life
Insurance Company as of June 1, 2015 (Incorporated herein by reference to Post-Effective Amendment No.
17 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

(xiii)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC,
Brighthouse Securities, LLC and New England Life Insurance Company (effective March 6, 2017)
(Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration
Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

(xiv)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC,
Brighthouse Securities, LLC and New England Life Insurance Company (effective March 6, 2017)
(Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration
Statement on Form N-6, File No. 333-103193, filed April 27, 2017.)

(xv)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and New England Life Insurance Company (effective 03-06-17) (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form
N-6, File No. 333-103193, filed April 25, 2018.)

(xvi)
Amendment No. 4 to Fund Participation Agreement among American Funds Insurance Series, American
Funds Distributors, Inc., Capital Research and Management Company and New England Life Insurance
Company (effective 08-17-21). (Incorporated herein by reference to Post-Effective Amendment No.25 to
Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2022.)

(xvii)
Amendment to Participation Agreement among New England Life Insurance Company, Brighthouse Funds
Trust I, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (effective 01-01-21).
(Incorporated herein by reference to Post-Effective Amendment No.25 to Registrant’s Registration Statement
on Form N-6, File No. 333-103193, filed April 25, 2022.)

(xviii)
Amendment to Participation Agreement among New England Life Insurance Company, Brighthouse Funds
Trust II, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (effective 01-01-21).
(Incorporated herein by reference to Post-Effective Amendment No.25 to Registrant’s Registration Statement
on Form N-6,File No. 333-103193, filed April 25, 2022.)

(xix)
Amendment to Participation Agreement among New England Life Insurance Company, Variable Insurance
Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance
Products Fund IV, Variable Insurance Products Fund V and Fidelity Distributors Company LLC (effective 03-
01-21). (Incorporated herein by reference to Post-Effective Amendment No.25 to Registrant’s Registration
Statement on Form N-6, File No. 333-103193, filed April 25, 2022.)

(i)	None.

(j)	None.

(k)
Opinion and Consent of Marie C. Swift, Esq. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 29, 2004.)

(l)	Actuarial Opinion (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 23, 2008.

(m)	Calculation Exhibit (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-6, File No. 333-103193, filed April 23, 2008.

(n)	(i) Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(ii) Consent of Independent Auditor (Filed herewith.)

(o)	None.

(p)	None.

(q)	(i)
Notice of Withdrawal Right for Policies (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6, File No. 033-88082, filed June 22, 1995.)

(ii)
Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule
6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s
Registration Statement on Form N-6, File No. 333-73676, filed April 19, 2007.)

(r)	None.

(s)
Powers of Attorney for Tara Figard, Lindsey M Cox, Rachel D’Anna, Meghan Doscher, Lynn A. Dumais, Gianna H.
Figaro-Sterling, Jeffrey P. Halperin, Donald A. Leintz and Kristine Toscano. (Filed herewith.)

Item 31. Directors and Officers of the Depositor
Name and Principal Business Office	Positions and Offices with Depositor

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Lindsey M. Cox 11225 North Community House Road Charlotte, NC 28277	Director

Rachel M. D’Anna 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Director and Vice President

Meghan S. Doscher 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Lynn A. Dumais 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jeffrey P. Halperin 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Compliance Officer

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Michele Abate 125 High Street, Suite 732 Boston, MA 02110	Vice President and Assistant Secretary

Devon Arendosh 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

David Chamberlin 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

David Dooley 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Financial Officer

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

Tyler Gates 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

James Grady 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Investment Officer

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

James Hoffman 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Chief Derivatives Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President

Philip Melville 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Alan Otis 125 High Street, Suite 732 Boston, MA 02110	Vice President

James Painter 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Vice President

Kristi Slavin 125 High Street, Suite 732 Boston, MA 02110	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Kristine Toscano 11225 North Community House Road Charlotte, NC 28277	Vice President

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Item 32. Persons Controlled By or Under Common Control with the Insurance Company or Registrant
The Registrant is a separate account of New England Life Insurance Company (”NELICO” or the “Company”). NELICO is organized under the laws of Massachusetts. NELICO is an indirect subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2022
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2022.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
		d.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
			(i.)	1075 Peachtree LLC (DE)
		f.		Brighthouse Assignment Company (CT)
		g.		ML 1065 Hotel, LLC (DE)
		h.		TIC European Real Estate LP, LLC (DE)
		i.		Euro TL Investments LLC (DE)
		j.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company, LLC (DE)
		k.		Euro TI Investments LLC (DE)
		l.		TLA Holdings II LLC (DE)
		m.		BLIC Property Ventures, LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)

Item 33. Indemnification
Pursuant to applicable provisions of New England Life Insurance Company's by-laws or internal corporate policies adopted by New England Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of New England Life Insurance Company and of New England Life Insurance Company's affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between New England Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities, LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)
Brighthouse Securities, LLC serves as principal underwriter for New England Variable Life Separate Account. The investment companies for which Brighthouse Securities, LLC acts as principal underwriter are:
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
The directors and officers of the Registrant's principal underwriter, Brighthouse Securities, LLC, and their addresses are as follows:
Name and Principal Business Office	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Manager

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President, Chief Compliance Officer, and General Counsel

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Derivatives Officer

John John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

(c)
Compensation from the Registrant. The following commissions and other compensation were received by the Principal Underwriter, either directly or indirectly, from the Registrant during the Registrant’s last fiscal year.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts And Commissions	(3) Compensation on Events Occasioning The Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$6,205,493	––	––	––
Commissions are paid by the Company to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Policies.
Item 35. Location of Accounts and Records
Omitted.
Item 36. Management Services
Not Applicable.
Item 37. Fee Representation
New England Life Insurance Company hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina, on this 20th day of April, 2023.
New England Variable Life Separate Account
(Registrant)
By:	New England Life Insurance Company
(Depositor)
By:	/s/ Kevin Finneran
Kevin Finneran Vice President

New England Life Insurance Company
(Depositor)
By:	/s/ Kevin Finneran
Kevin Finneran Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 20, 2023.
/s/ Tara Figard* Tara Figard	Chairman of the Board, President, Chief Executive Officer and a Director

/s/ Lindsey M. Cox* Lindsey M. Cox	Director

/s/ Rachel M. D’Anna* Rachel M. D’Anna	Director

/s/ Meghan Doscher* Meghan Doscher	Director

/s/ Lynn A. Dumais* Lynn A. Dumais	Director

/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Chief Financial Officer

/s/ Jeffrey P. Halperin* Jeffrey P. Halperin	Director

/s/ Donald A. Leintz* Donald A. Leintz	Director

/s/ Kristine Toscano* Kristine Toscano	Vice President (principal accounting officer)

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact April 20, 2023
* New England Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(c)(xiii)
Form of Brighthouse Securities, LLC Sales Agreement
(n)(i)
Consent of Independent Registered Public Accounting Firm
(n)(ii)
Consent of Independent Auditor
(s)
Powers of Attorney